UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

____________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2025, the Board of Directors of BrooQLy Inc., a Nevada corporation (the “Company”), approved the filing with the Secretary of State of Nevada four Certificates of Designation of Rights and Preferences for the creation of four new series of preferred stock designated as the Series A Convertible Preferred Stock (the “Series A Preferred Stock”); the Series B Convertible Preferred Stock (the “Series B Preferred Stock”); the Series C Convertible Preferred Stock (the “Series C Preferred Stock”); and the Series D Convertible Preferred Stock (the “Series D Preferred Stock”). The Company’s Board of Directors had previously approved the adoption of the Certificates of Designation.

The rights and preferences of the four series of preferred stock are set forth below.

Series A Preferred Stock

The Series A Preferred  Stock Certificates of Designation of Rights and Preferences (the “Series A Designation”) provides as follows:

-	Number of shares: The Company designated 25,000,000 shares of Series A Preferred Stock.
-	The Stated Value of the Series A Preferred Stock is $0.015 per share.
-	Dividends shall be payable only when, as, and if declared by the Board of Directors of the Company, equally and on a per share basis.
-	Voting Rights

o

The Series A Preferred Stock shall have 10:1 voting rights, meaning that each share of Series A Preferred Stock shall have 10 votes for each share of Series A Preferred Stock held by the holder of those shares (each, a “Holder”) of Series A Preferred Stock.

o

As long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of the Series A Preferred Stock, either directly or indirectly alter or change the powers, preferences, or rights given to the Series A Preferred Stock or amend this Certificate of Designation.

-	Liquidation

o

In the event of any liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series A Preferred Stock shall receive, prior and in preference to the holders of any Common Stock or other equity securities, an amount equal to the Stated Value of each share of Series A Preferred Stock, plus any declared but unpaid dividends (the “Liquidation Preference”).

o	After payment of the Liquidation Preference to the holders of the Series A Preferred Stock, the remaining assets of the Company shall be distributed to the holders of the Common Stock.
o	This Liquidation Preference shall apply regardless of whether the Company has surplus or net profits and in the fullest extent permitted by the laws of Nevada.

-	Conversion: The Series A Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o	Each share of Series A Preferred Stock shall be convertible into three (3) shares of the Company’s Common Stock, at the discretion of the holder.
o

The Series A Preferred Stock may also be exchanged for Common Stock for purposes of meeting a Tax-Free Exchange at the same rate of one (1) share of Series A Preferred Stock for three (3) shares of Common Stock.

o

The date on which any conversion of shares of Series A Preferred Stock into shares of Common Stock shall be deemed to be the “Conversion Date” for such shares of Series A Preferred Stock converted into Common Stock.

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-	Redemption

o

At any time prior to the Conversion Date, the Company shall have the right to redeem any or all of the shares of the Series A Preferred Stock not converted by the Holder into shares of Common Stock, upon notice, at a redemption price per share equal to the closing bid price of the Company’s common stock on the trading day immediately prior to the date on which the Company gives notice to the investor of the Company’s intention to redeem shares of the Series A Preferred Stock.

-	Miscellaneous

o

Any of the rights, powers, preferences, and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative vote or written consent of Holders of a majority of the then-outstanding Series A Preferred Stock.

o	Shares of Series A Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.
o	The Series A Preferred Stock is not subject to any reverse stock split.

The foregoing summary of the Series A Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series A Designation attached as an exhibit hereto.

Series B Preferred Stock

The Series B Preferred Stock Certificates of Designation of Rights and Preferences (the “Series B Designation”) provides as follows:

-	Number of shares: The Company designated 100 shares of Series B Preferred Stock.
-	The Stated Value of the Series B Preferred Stock is $1.00 per share.
-	No dividends will accrue.
-	Voting Rights

o

If at least one share of Series B Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series B Preferred Stock at any given time, regardless of their number, shall have that number of votes (identical in every other respect to the voting rights of the holders of all classes of Common Stock or series of preferred stock entitled to vote at any regular or special meeting of stockholders) equal to two hundred percent (200%) of the total voting power of all holders of the Company’s common and preferred stock then outstanding, but not including the Series B Preferred Stock.

o	If more than one share of Series B Preferred Stock is issued and outstanding at any time, then each individual share of Series B Preferred Stock shall have the voting rights equal to:

■	Two hundred percent (200%) of the total voting power of all holders of the Company’s common and preferred stock then outstanding, but not including the Series B Preferred Stock

Divided by:

■	the number of shares of Series B Preferred Stock issued and outstanding at the time of voting.

-	Liquidation

o

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders of the Series B Preferred Stock are entitled to receive out of the assets of the Company for each share of Series B Preferred Stock then held by the Holder an amount equal to the Stated Value, and all other amounts in respect thereof then due and payable before any distribution or payment shall be made to the holders of any Junior Securities.

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-	Conversion: The Series B Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o

In the event that the Holder of Series B Preferred Stock ceases to be a director of the Company, upon such director's resignation or removal from the board by any means, the shares of Series B Preferred Stock held by such resigning or removed director shall convert automatically into that same number of shares of Class A Common Stock (i.e. on a one-for-one share basis).

o	Shares of Series B Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.

The foregoing summary of the Series B Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series B Designation attached as an exhibit hereto.

Series C Preferred Stock

The Series C Preferred Stock Certificates of Designation of Rights and Preferences (the “Series A Designation”) provides as follows:

-	Number of shares: The Company designated Three Hundred Twenty-Nine Thousand, Two Hundred Eighty-nine (329,289) shares of Series C Preferred Stock.
-	Dividends shall be payable only when, as, and if declared by the Board of Directors of the Company, equally and on a per share basis.
-	Voting Rights

o

The Series C Preferred Stock shall have 1:1 voting rights, meaning that each share of Series C Preferred Stock shall have one (1) vote for each share of Series C Preferred Stock held by the holder of those shares (each, a “Holder”) of Series C Preferred Stock.

o

As long as any shares of Series C Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of the Series C Preferred Stock, either directly or indirectly alter or change the powers, preferences, or rights given to the Series C Preferred Stock or amend this Certificate of Designation.

-	Liquidation

o	The Series C Preferred Stock has no liquidation preference.

-	Conversion: The Series C Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o

No shares of Series C Preferred Stock shall be convertible until the date (the “Initial Conversion Date”) which is six (6) months following the date of issuance of the shares of Series C Preferred Stock by the Company.

o

Following the Initial Conversion Date, each share of Series C Preferred Stock shall be convertible into one and one half (1 ½) shares of the Company’s Common Stock, at the discretion of the holder on the following schedule:

■

The Holders may convert the shares of Series C Preferred held by such Holder into shares of the Company’s Common Stock in six equal tranches, each tranche being 1/6 of the total shares of Series C Preferred Stock held by such Holder, beginning on the Initial Conversion Date, and then on first date of each subsequent month.

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o

Subject to the restrictions set forth above, the Series C Preferred Stock may also be exchanged for Common Stock for purposes of meeting a Tax-Free Exchange at the same rate of one (1) share of Series C Preferred Stock for one and one half (1 ½) shares of Common Stock.

o

The date on which any conversion of shares of Series C Preferred Stock into shares of Common Stock shall be deemed to be the “Conversion Date” for such shares of Series C Preferred Stock converted into Common Stock.

o

No fractional shares of Common Stock shall be issued in connection with any conversion of shares of Series C Preferred Stock. Any fractional shares of Common Stock resulting from a conversion shall be rounded up to the nearest whole share.

o

Mechanics of Conversion. In connection with any conversion of shares of Series C Preferred Stock pursuant to the terms set forth in this Certificate of Designation, the Holder shall give notice (a “Conversion Notice”) to the Company of the number of shares of Series C Preferred Stock to be converted, and following review of the Conversion Notice, the Company instruct the Company’s transfer agent to issue the shares of Common Stock to the Holder.

-	Redemption

o

At any time prior to the Conversion Date, the Company shall have the right to redeem any or all of the shares of the Series C Preferred Stock not converted by the Holder into shares of Common Stock, upon notice, at a redemption price per share equal to the closing bid price of the Company’s common stock on the trading day immediately prior to the date on which the Company gives notice to the investor of the Company’s intention to redeem shares of the Series C Preferred Stock.

-	Miscellaneous

o

Any of the rights, powers, preferences, and other terms of the Series C Preferred Stock set forth herein may be waived on behalf of all holders of Series C Preferred Stock by the affirmative vote or written consent of Holders of a majority of the then-outstanding Series C Preferred Stock.

o	Shares of Series C Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.
o	The Series C Preferred Stock is not subject to any reverse stock split.

The foregoing summary of the Series C Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series C Designation attached as an exhibit hereto.

Series D Preferred Stock

The Series D Preferred Stock Certificates of Designation of Rights and Preferences (the “Series D Designation”) provides as follows:

-	Number of shares: The Company designated One Hundred Fifteen Thousand, Five Hundred Two (115,502) shares of Series D Preferred Stock.
-	Dividends shall be payable only when, as, and if declared by the Board of Directors of the Company, equally and on a per share basis.
-	Voting Rights

o

The Series D Preferred Stock shall have 1:1 voting rights, meaning that each share of Series D Preferred Stock shall have one (1) vote for each share of Series D Preferred Stock held by the holder of those shares (each, a “Holder”) of Series D Preferred Stock.

o

As long as any shares of Series D Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the Holders of a majority of the then-outstanding shares of the Series D Preferred Stock, either directly or indirectly alter or change the powers, preferences, or rights given to the Series D Preferred Stock or amend this Certificate of Designation.

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-	Liquidation

o	The Series D Preferred Stock has no liquidation preference.

-	Conversion: The Series D Preferred Stock shall be convertible into shares of the Company's Common Stock only as follows:

o

No shares of Series D Preferred Stock shall be convertible until the date (the “Initial Conversion Date”) which is six (6) months following the date of issuance of the shares of Series D Preferred Stock by the Company.

o

Following the Initial Conversion Date, each share of Series D Preferred Stock shall be convertible into one (1) share of the Company’s Common Stock, at the discretion of the holder on the following schedule:

■

The Holders may convert the shares of Series D Preferred held by such Holder into shares of the Company’s Common Stock in six equal tranches, each tranche being 1/6 of the total shares of Series D Preferred Stock held by such Holder, beginning on the Initial Conversion Date, and then on first date of each subsequent month.

o

Subject to the restrictions set forth above, the Series D Preferred Stock may also be exchanged for Common Stock for purposes of meeting a Tax-Free Exchange at the same rate of one (1) share of Series D Preferred Stock for one (1) share of Common Stock.

o

The date on which any conversion of shares of Series D Preferred Stock into shares of Common Stock shall be deemed to be the “Conversion Date” for such shares of Series D Preferred Stock converted into Common Stock.

o

No fractional shares of Common Stock shall be issued in connection with any conversion of shares of Series D Preferred Stock. Any fractional shares of Common Stock resulting from a conversion shall be rounded up to the nearest whole share.

o

Mechanics of Conversion. In connection with any conversion of shares of Series D Preferred Stock pursuant to the terms set forth in this Certificate of Designation, the Holder shall give notice (a “Conversion Notice”) to the Company of the number of shares of Series D Preferred Stock to be converted, and following review of the Conversion Notice, the Company instruct the Company’s transfer agent to issue the shares of Common Stock to the Holder.

-	Redemption

o

At any time prior to the Conversion Date, the Company shall have the right to redeem any or all of the shares of the Series D Preferred Stock not converted by the Holder into shares of Common Stock, upon notice, at a redemption price per share equal to the closing bid price of the Company’s common stock on the trading day immediately prior to the date on which the Company gives notice to the investor of the Company’s intention to redeem shares of the Series D Preferred Stock.

-	Miscellaneous

o

Any of the rights, powers, preferences, and other terms of the Series D Preferred Stock set forth herein may be waived on behalf of all holders of Series D Preferred Stock by the affirmative vote or written consent of Holders of a majority of the then-outstanding Series D Preferred Stock.

o	Shares of Series D Preferred Stock converted into Common Stock, canceled, or redeemed, shall be canceled and shall have the status of authorized but unissued shares of undesignated preferred stock.
o	The Series D Preferred Stock is not subject to any reverse stock split.

The foregoing summary of the Series D Designation does not purport to be complete, and is qualified in its entirety by reference to the full text of the Series D Designation attached as an exhibit hereto.

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Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Series A Certificate of Designation
3.2	Series B Certificate of Designation
3.3	Series C Certificate of Designation
3.4	Series D Certificate of Designation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQly Inc.

/s/ Kent Wilson

By: Kent Wilson

Title: CEO / Chairman of Board

Date: June 24, 2025

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